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                                                                    Exhibit 99.1


                                  NEWS RELEASE
                                  ------------

For:       Trump Hotels & Casino Resorts, Inc.
           (NYSE:  DJT)


Contact:   John P. Burke, Corporate Treasurer
           (212) 891-1500


For Immediate Release:

      TRUMP HOTELS & CASINO RESORTS ANNOUNCES PROPOSED PRIVATE PLACEMENT

New York, NY - April 24, 2002 Trump Hotels & Casino Resorts, Inc., THCR, today announced that Trump Casino Holdings, LLC and Trump Casino Funding, Inc. will offer for private placement to qualified institutional buyers, $470 million aggregate principal amount of a new issue of first mortgage notes due 2010. The interest rate on the notes and other terms are to be determined. The issuers intend to use the net proceeds of the offering, if consummated, to redeem, repay or acquire substantially all of the outstanding public indebtedness of Trump's Castle Associates and Trump Hotels & Casino Resorts Holdings, L.P., the parent company of the issuers, and the bank debt of Trump Indiana, Inc. The proposed offering is subject to the prior approval of the New Jersey Casino Control Commission and the Indiana Gaming Commission.

It is contemplated that the proposed notes will be guaranteed on a first priority basis, subject to certain exceptions and exclusions, by the subsidiaries of the issuers, which will include Trump's Castle Associates, L.P the owner of the Trump Marina Casino Resort in Atlantic City, New Jersey, and Trump Indiana, Inc, the owner of the Trump Indiana Riverboat Casino in Gary, Indiana.



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This announcement is neither an offer to sell nor a solicitation of an offer to buy any notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended (the "Securities Act").

The notes to be offered have not been registered under the Securities Act, or any applicable state securities laws and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR's performance, trends in THCR's operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expression, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of issuers, THCR notes that there are various factors that could cause




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actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the issuers. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

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